UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 1, 2020

SOUTH JERSEY GAS COMPANY
(Exact name of registrant as specified in Charter)

New Jersey	000-22211	21-0398330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of principal executive offices, including zip code)
(609) 561-9000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective July 13, 2020, David Robbins, Jr. will step down as President of South Jersey Gas Company (the “Company”). He will continue to serve as President of SJI Utilities, Inc. and as Senior Vice President of South Jersey Industries, Inc. (“SJI”), the parent company of the Company.

Effective July 13, 2020, Melissa J. Orsen, will serve as President of the Company. Ms. Orsen, age 43, previously served as General Counsel of SJI and will continue to serve as Senior Vice President of SJI. Ms. Orsen joined the Company in 2018.

The selection of Ms. Orsen to the position of President of the Company was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Ms. Orsen and any director or other executive officer of the Company, and there are no related party transactions between the Company and Ms. Orsen reportable under Item 404(a) of Regulation S-K.

The Company’s Principal Financial Officer and Treasurer, Cielo Hernandez, is leaving the Company to pursue other career interests. Ms. Hernandez will continue to be employed as a Senior Vice President of SJI to assist with the transition of her duties until October 30, 2020.

Effective July 1, 2020, Steven R. Cocchi shall serve as interim Principal Financial Officer and Treasurer of the Company.

Mr. Cocchi, age 42, has served as SJI’s Senior Vice President and Chief Strategy and Development Officer since 2018 and has held various other leadership positions within SJI since he joined the Company in 2009.

The selection of Mr. Cocchi to the positions of Principal Financial Officer and Treasurer was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Cocchi and any director or other executive officer of the Company, and there are no related party transactions between the Company and Mr. Cocchi reportable under Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2020	SOUTH JERSEY GAS COMPANY

	By:	/s/ Edythe Nipper
Name: Edythe Nipper
Title: Secretary